FIRST AMENDMENT TO 1996 RESTATED SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO 1996 RESTATED SECURITY AGREEMENT is intended to amend the 1996 RESTATED SECURITY AGREEMENT (the "Agreement") dated as of May 3, 1996 by and among DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation having its principal place of business at Suite 200, 9110 West Dodge Road, Omaha, Nebraska 68114 (the "Debtor"), FIRST NATIONAL BANK OF OMAHA, a national banking association having its principal place of business at One First National Center, Omaha, Nebraska 68102 as agent ("Secured Party") for itself and FIRST NATIONAL BANK, WAHOO, NEBRASKA, a national banking association having its principal place of business at Wahoo, Nebraska 68066 ("FNB-W"), NBD BANK, a bank organized under the laws of the State of Michigan having its principal place of business at 611 Woodward Avenue, Detroit, Michigan 48226 ("NBD"), NORWEST BANK NEBRASKA, N.A., a national banking association having its principal place of business at 20th and Farnam Streets, Omaha, Nebraska 68102 ("Norwest"), FIRST BANK, NATIONAL ASSOCIATION, a national banking association having its principal place of business at 13th and M Streets, Lincoln, Nebraska 68508 ("First Bank") (it being acknowledged that First Bank is the successor in interest to FirsTier Bank, National Association, Lincoln, Nebraska ("FirsTier")), and THE BOATMEN'S NATIONAL BANK OF ST. LOUIS, a national banking association having its principal place of business at One Boatmen's Plaza, 800 market Street, P.O. Box 236, St. louis, Missouri 63166-0236 ("Boatmen's"), FARM CREDIT SERVICES OF THE MIDLANDS, PCA, a production credit association ("Farm Credit") in care of AGAMERICA, FCB, a farm credit bank doing business at 206 South 19th Street, Omaha, Nebraska 68102- 1745 ("AgAmerica") and BROADCAST PARTNERS, a general partnership having its principal place of business at 11275 Aurora Avenue, Des Moines, Iowa 59322 ("Broadcast Partners") (collectively, and together with any other Lender that hereinafter becomes a party to any "Loan Agreement" as hereinafter defined, the "Lenders").

         1. THE SUMITOMO BANK, LIMITED, a Japanese bank being represented by its office at 200 North Broadway, Suite 1625, St. Louis, Missouri 63102 and acting through its Chicago branch ("Sumitomo") and MERCANTILE BANK OF ST. LOUIS, N.A., a national banking association having its principal place of business at One
Mercantile Center, 7th and Washington Streets, St. Louis, Missouri, 63101 ("Mercantile") are hereby added to the definition of "Lenders" referenced in the Agreement.

         2.       Replace clause (ii) of Section 3 with the following:
"under the 1996 Revolving Credit Agreement dated as of June 28,
1996, as amended from time to time between the Debtor and First
National Bank of Omaha, First National Bank, Wahoo, Nebraska,
Norwest Bank Nebraska, N.A., NBD Bank, Farm Credit Services of the Midlands, PCA, The Sumitomo Bank, Limited, Mercantile Bank of
St. Louis, N.A. First Bank, National Association and The
Boatmen's National Bank of St. Louis."




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         3. In the last sentence of Section 9 (i), change "Article 8 of the 1996
Term Credit Agreement dated as of May 3, 1996" to "Article VII of the 1996 Revolving Credit Agreement as in effect on June 28, 1996."

         4. Unanimous approval of the Lenders shall be required for changes to Section 9(i) of the Agreement.




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         IN WITNESS WHEREOF,  the undersigned have executed this FIRST AMENDMENT
TO 1996 RESTATED SECURITY AGREEMENT as of June 28, 1996.


                                    DATA TRANSMISSION NETWORK
                                            CORPORATION


                                    By:  /s/  Brian Larson
                                         ------------------
                                    Title:           CFO, Secretary & Treasurer


                                    FIRST NATIONAL BANK OF OMAHA

                                    By:  /s/  James P. Bonham
                                            --------------------
                                    Title:   Vice President





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